天津市国有建设用地使用权出让合同

（工业建设类）

天津市国土资源和房屋管理局监制

合同编号：AF-09001

天津市国有建设用地使用权出让合同

（工业建设类）

本合同当事人双方：

出让人：中华人民共和国天津空港物流加工区土地局；

住所：天津空港物流加工区西三道166号；

邮政编码：300308；

电话：0086-22-84906170；

传真：0086-22-24896219；

开户银行：农行天津空港物流加工区支行；

户名：天津空港物流加工区土地局；

帐号：02-250601040001887；

受让人：圣凯（天津）陶瓷阀门有限公司；

住所：天津空港物流加工区西三道166号二楼A2区191；

邮政编码：300308；

电话：＿＿＿＿＿＿；

传真：＿＿＿＿＿＿；

开户银行：＿＿＿＿＿＿；

户名：＿＿＿＿＿＿；

帐号：＿＿＿＿＿＿。

第一章 总 则

第一条 根据《中华人民共和国物权法》、《中华人民共和国合同法》、《中华人民共和国土地管理法》、《中华人民共和国城市房地产管理法》、《天津市土地管理条例》等法律、有关行政法规及土地供应政策规定，双方本着平等、自愿、有偿、诚实信用的原则，订立本合同。

第二条 出让土地的所有权属中华人民共和国，出让人根据法律的授权出让国有建设用地使用权，地下资源、埋藏物和市政公用设施均不属于国有建设用地使用权出让范围。

第三条 受让人对依法取得的国有建设用地，在出让期限内享有占有、使用、收益和依法处置的权利，有权利用该土地依法建造建筑物、构筑物及其他附属设施。

第二章 出让土地的交付与出让金的缴纳

第四条 本合同项下出让宗地编号为津空加挂 2008-21 号，出让宗地面积为大写 肆万叁仟伍佰陆拾陆点叁平方米（小写 43566.3 平方米）。

本合同项下出让宗地坐落于 天津空港物流加工区。

本合同项下出让宗地的平面界址为东至建设用地，南至建设用地，西至中环南路，北至东十一道；出让宗地具体位置的宗地平面界址图见附件 1。

出让宗地空间范围是以上述界址点所构成的垂直面和上、下界限高程平面封闭形成的空间范围。该宗地的空间范围须符合城市规划管理的有关要求。

本合同项下出让宗地范围内的树木、供电设施等，受让人可结合规划设计方案保留，对不需要保留的，由受让人自行与有关部门解决，并承担所需费用。如地下有构筑物或其他设施等，也由受让人自行与有关部门协商解决。

第五条 本合同项下出让宗地的用途为工业用地。

第六条 本合同项下的国有建设用地使用权出让年期为50年，自出让人向受让人实际交付土地之日起算。

第七条 出让人同意在交付土地时该宗地应达本条第（一）项规定的土地条件:

（一）达到场地平整;

（二）现状土地条件。

第八条 受让人在按本合同约定支付全部土地出让金之日起10个工作日内，当事人双方应当按照本合同第七条约定，实地验明交付土地时该宗地的土地条件，并签订《交付土地确认书》。

第九条 本合同项下宗地的土地出让金为人民币大写壹仟贰佰陆拾万元整（小写1260万元），其中，包含排水、道路、路灯和绿化的市政基础设施配套费。

第十条 本合同签订时，受让人应向出让人缴付人民币大写贰佰伍拾贰万元整(小写 252 万元)作为履行合同的定金，定金抵作部分土地出让金。

第十一条 受让人同意本合同签订之日起60日内缴齐土地出

让金人民币大写壹仟贰佰陆拾万元整（小写 1260 万元）。

第十二条 在按照本合同第七条约定完成移交手续后，受让人可先行开工，按照批准的规划全部建设项目主体封顶后可申请办理国有建设用地使用权登记。

第三章 土地开发建设与利用

第十三条 受让人在本合同项下宗地范围内新建建筑物、构筑物及其附属设施的，应符合规划行政主管部门确定的出让宗地规划条件（见附件 2），其中：

（一）建筑容积率 不小于 0.9 ；

（二）建筑限高 不高于 24 米 ；

（三）建筑密度 不小于 45% ；

（四）绿地率 不大于 15% ；

（五）其他要求应符合规划设计条件（见附件 2）。

第十四条 受让人同意本合同项下宗地范围内新建建筑物、构筑物及其附属设施的，应符合如下土地利用要求：

（一）准入产业类别阀门和旋塞的制造；

（二）建筑系数 不小于 45% ；

（三）本合同项下宗地的项目固定资产总投资不低于经批准或登记备案的金额人民币大写叁亿叁仟万元（小写 33000 万元），投资强度不低于每平方米人民币大写柒仟伍佰元整（小写 7500 元）。

本合同项下宗地建设项目的固定资产总投资包括建筑物、构

筑物及其附属设施、设备投资和土地出让金等。

（四）本合同项下宗地用于工业项目建设，根据规划部门确定的规划设计条件，本合同受让宗地范围内用于企业内部行政办公及生活服务设施的占地面积不超过受让宗地面积的 7%，即不超过 3049 平方米，建筑面积不超过建筑总面积的 7%。受让人同意不在受让宗地范围内建造成套住宅、专家楼、宾馆、招待所和培训中心等非生产性设施。

（五）其他土地利用要求：

1、该地块的开发建设须符合规划建设管理部门的有关要求；

2、环保要求：符合国家和天津市环保法律、法规和有关规定要求；

3、经营范围：陶瓷阀门及陶瓷材料的研发、技术咨询、技术服务

4、科技含量：具有新型陶瓷阀门研发和生产能力；

第十五条 受让人同意在本合同项下宗地范围内同步修建下列工程配套项目，并在建成后无偿移交给政府：

（一）＿＿＿＿＿＿/＿＿＿＿＿＿；

（二）＿＿＿＿＿＿/＿＿＿＿＿＿；

（三）＿＿＿＿＿＿/＿＿＿＿＿＿。

第十六条 受让人同意本合同项下宗地建设项目在 2009 年 01 月 23 日之日起 6 个月内开工建设。受让人不能按期开工，应提前30 日向出让人提出延建申请，经出让人同意的可以延建，但延建期限不得超过 1 年。

第十七条 受让人同意本合同项下宗地建设项目在 2010 年

07 月 23 日之前竣工。受让人不能按期竣工，应提前 6 个月向出让人提出延建申请，经出让人同意的可以延建，但延建期限不得超过 2 年。

第十八条 本合同项下宗地已完成排水、道路、路灯和绿化的外部市政基础设施配套，其它市政基础设施配套（如供水、燃气、电力、通讯、供热等）由受让人自行向有关城市基础设施配套部门申请解决，并按规定缴纳相应费用。

第十九条 受让人在受让宗地内进行建设时，有关用水、用气、污水及其他设施同宗地外主管线、用电变电站接口和引入工程，应按有关规定办理。

受让人同意政府为公用事业需要而敷设的各种管道与管线进出、通过、穿越受让宗地，但由此影响受让宗地使用功能的，政府或公用事业营建主体应当给予合理补偿。

第二十条 受让人应当依法合理利用土地，其在受让宗地上的一切活动，不得损害或者破坏周围环境或设施，使国家或他人遭受损失的，受让人应负责赔偿。

第二十一条 在出让期限内，受让人应当按照本合同约定的土地用途、规划条件和土地利用要求利用土地，不得擅自改变。

需要改变本合同约定的土地用途的，由出让人有偿收回建设用地使用权，重新依法出让；需要改变本合同约定的准入产业类别的，受让人应当重新进行新项目的核准、批准或备案后，签订国有建设用地使用权出让合同变更协议或者重新签订国有建设用地使用权出让合同。

第二十二条 本合同项下宗地在使用期限内，政府保留对本

合同项下宗地的规划调整权，原规划如有修改，该宗地已有的建筑物不受影响，但在使用期限内该宗地建筑物、构筑物及其他附属设施改建、翻建、重建，或者期限届满申请续期时，应当按届时有效的规划执行。

第二十三条 对受让人依法使用的国有建设用地使用权，在本合同约定的使用年期届满前，出让人不得收回；在特殊情况下，根据社会公共利益需要提前收回国有建设用地使用权的，出让人应当依照法定程序报批，并根据收回时地上建筑物、构筑物及其他附属设施的价值和剩余年期国有建设用地使用权的评估市场价格及经评估认定的直接损失给予土地使用者补偿。

第四章 国有建设用地使用权转让、出租、抵押

第二十四条 受让人按照本合同约定支付土地出让金，办理国有建设用地使用权登记，取得出让国有建设用地使用权后，有权将本合同项下的全部或部分国有建设用地使用权转让、出租、抵押，首次转让(包括出售、交换和赠与)剩余年期国有建设用地使用权的，应当经出让人认定符合下列第（一）项规定之条件：

（一）受让人应按照本合同约定的条件和核准（或备案）的项目进行投资开发，并经出让人认定完成开发投资总额的 25%以上，方可转让。

（二）受让人应按照本合同约定进行投资开发，形成工业用地或其他建设用地条件。

开发投资比例认定，应当由受让人委托具有专业审计资格的

审计师事务所或会计师事务所进行审计，出具已开发投资额及完成总投资比例的审计报告。开发投资总额以计划管理部门的建设投资计划为准。

第二十五条 国有建设用地使用权转让、抵押，应当签订书面转让、抵押合同；国有建设用地使用权出租，出租期限超过 6 个月的，也应当签订书面出租合同。

国有建设用地使用权的转让、出租及抵押合同，不得违背国家法律、法规和本合同的约定。

第二十六条 国有建设用地使用权全部或部分转让后，本合同和土地登记文件中载明的权利、义务随之转移，国有建设用地使用权的使用年期为本合同约定的使用年期减去已经使用年期后的剩余年限。

本合同项下的全部或部分国有建设用地使用权出租后，本合同和土地登记文件中载明的权利、义务仍由受让人承担。

第二十七条 国有建设用地使用权转让、抵押的，应按有关规定，到国土资源管理部门申请办理登记。

第五章 期限届满

第二十八条 本合同约定的使用年期届满，土地使用者需要继续使用本合同项下宗地的，应当至迟于届满前 1 年向出让人提交续期申请书，除根据社会公共利益需要收回本合同项下土地的，出让人应当予以批准。

出让人同意续期的，土地使用者应当依法办理出让、租赁等

有偿用地手续，重新签订出让、租赁等土地有偿使用合同，支付土地出让金、租金等土地有偿使用费。

第二十九条 土地出让年期届满，土地使用者申请续期，因社会公共利益需要未获批准的，土地使用者应当交回国有建设用地使用权证书，并依照规定办理国有建设用地使用权注销登记，国有建设用地使用权由出让人无偿收回。出让人和土地使用者同意本合同项下宗地上的建筑物、构筑物及其附属设施，按本条第（二）项约定履行:

（一）由出让人收回地上建筑物、构筑物及其附属设施，并根据收回时地上建筑物、构筑物及其附属设施的残余价值，给予土地使用者相应补偿;

（二）由出让人无偿收回地上建筑物、构筑物及其附属设施。

第三十条 土地出让年期届满，土地使用者没有申请续期的，土地使用者应当交回国有建设用地使用权证书，并依照规定办理国有建设用地使用权注销登记，国有建设用地使用权由出让人无偿收回。本合同项下宗地上的建筑物、构筑物及其他附属设施，由出让人无偿取得，土地使用者应当保持地上建筑物、构筑物及其他附属设施的正常使用功能，不得人为破坏。地上建筑物、构筑物及其他附属设施失去正常使用功能的，出让人可要求土地使用者移动或拆除地上建筑物、构筑物及其他附属设施，恢复场地平整。

第六章 不可抗力

第三十一条　合同双方当事人任何一方由于不可抗力原因造成的本合同部分或全部不能履行，可以免除责任，但应在条件允许下采取一切必要的补救措施以减少因不可抗力造成的损失。当事人迟延履行期间发生不可抗力的，不具有免责效力。

第三十二条　遇有不可抗力的一方，应在 7 日内将不可抗力情况以信函、电报、传真等书面形式通知另一方，并且在不可抗力发生后 15 日内，向另一方提交本合同部分或全部不能履行或需要延期履行的报告及证明。

第七章　违约责任

第三十三条　受让人应当按照本合同约定，按时支付土地出让金。受让人不能按时支付土地出让金的，自滞纳之日起，每日按迟延支付款项的 1‰向出让人缴纳滞纳金，延期付款超过 60 天的，出让人有权解除合同，受让人无权要求返还定金，出让人并可请求受让人赔偿因违约造成的其他损失。

第三十四条 受让人造成土地闲置，闲置满 1 年不满 2 年的，应依法缴纳土地闲置费；土地闲置满 2 年且未开工建设的，出让人有权无偿收回国有建设用地使用权。

第三十五条　受让人未能按照本合同约定日期或同意延建所另行约定日期开工建设的，每延期 1 日，应向出让人支付相当于土地出让金 1‰的违约金，出让人有权要求受让人继续履约。

第三十六条　受让人应在合同约定的竣工期限内取得《建设工程竣工验收备案通知书》，受让人未能按照本合同约定日期或

同意延建所另行约定日期竣工的，每延期 1 日，应向出让人支付相当于土地出让金 1‰的违约金。

第三十七条 项目固定资产总投资、投资强度和开发投资总额未达到本合同约定标准的，出让人可以按照实际差额部分占约定投资总额和投资强度指标的比例，要求受让人支付相当于同比例土地出让金的违约金，并可要求受让人继续履约。

第三十八条 本合同项下宗地建筑容积率、建筑密度等任何一项指标低于本合同约定的最低标准的，出让人可以按照实际差额部分占约定最低标准的比例，要求受让人支付相当于同比例土地出让金的违约金，并有权要求受让人继续履行本合同。

第三十九条 工业建设项目的绿地率、企业内部行政办公及生活服务设施用地所占比例、企业内部行政办公及生活服务设施建筑面积等任何一项指标超过本合同约定标准的，受让人应当向出让人支付相当于宗地土地出让金 20%的违约金，并自行拆除相应的绿化和建筑设施。

第四十条 受让人按合同约定支付土地出让金的，出让人必须按照本合同约定按时交付出让土地。由于出让人未按时提供出让土地而致使受让人本合同项下宗地占有延期的，每延期 1 日，出让人应当按受让人已经支付的土地出让金的 1‰向受让人给付违约金，土地使用年期自实际交付土地之日起算。出让人延期交付土地超过 60 日的，受让人有权解除合同，出让人应当双倍返还定金，并退还已经支付土地出让金的其余部分，受让人并可请求出让人赔偿因违约造成的其他损失。

第四十一条 出让人交付的土地未能达到本合同约定的土地

条件的，受让人有权要求出让人按照规定的条件履行义务，并且赔偿延误履行而给受让人造成的直接损失。土地使用年期自达到约定的土地条件之日起算。

第八章　适用法律及争议解决

第四十二条　本合同订立、效力、解释、履行及争议的解决均适用中华人民共和国法律。

第四十三条　因履行本合同发生争议，由争议双方协商解决，协商不成的，按本条第（二）项规定的方式解决：

（一）提交 / 仲裁委员会仲裁；

（二）依法向人民法院起诉。

第九章　附　　则

第四十四条　本合同项下宗地出让方案业经天津港保税区管理委员会批准，本合同自双方签字盖章之日起生效。

第四十五条　本合同双方当事人均保证本合同所填写的姓名、住所、电话、传真、开户银行、户名、代理人等内容的真实有效，一方的信息如有变更，应于变更之日起15日内以书面形式告知对方，否则由此引起的无法及时告知的责任由信息变更方承担。

第四十六条　出让人名称与户名不一致的，不影响土地出让金的缴纳，受让人应当按照出让人提供的户名和开户银行缴存土

地出让金。

第四十七条 本合同和附件共 16 页，以中文书写为准。

第四十八条 本合同的金额、面积等项应当同时以大、小写表示，大小写数额应当一致，不一致的，以大写为准。

第四十九条 本合同未尽事宜，可由双方约定后作为合同附件，与本合同具有同等法律效力。

第五十条 本合同一式 肆 份，具有同等法律效力，出让人、受让人各执 壹 份，其余由出让人分送有关单位。

出让人（章）：天津空港物流加工区土地局

受让人（章）：圣凯（天津）陶瓷阀门有限公司

法定代表人（委托代理人）（签字）：

法定代表人（委托代理人）（签字）：

2009 年 01 月 23 日

出让宗地平面界址图

[redacted]



(H=3.609)
(H=3.672)
168.4886
16.2538
东 十 一 道
148.9272
2.5802
R=20
R=470
192.0169
142.2564
196.9621
245.6016
中
S=43566.3
R=1675
46.4805
2.4464
环
R=1125
0.0000
0.0000
11.5189
241.0339
南
路
环
河
南
路
H=3.60
(H=3.61)
规 划 支 路 十 四
(H=3.588)

[redacted] 天津空港物流加工区土地局 [redacted] 津空加挂2008-21号地块 [redacted]

规划设计条件

[redacted]



(H=3.609)
168.4886
16.2538
东十一道
(H=3.672)
148.9272
2.5802
R=20
H=3.80
R=470
192.0169
142.2564
H=3.85
196.9621
245.6016
中环南路
S=43566.3
46.4805
2.4464
R=1675
R=1125
H=3.80
H=3.85
0.0000
0.0000
11.5189
241.0339
环河南路
H=3.60
(H=3.61)
规划支路十四
(H=3.588)

规划控制指标

用地面积	43566.3平方米	绿地率	<=15%	
容积率	>=0.9	出入口	W	
覆盖率	>=45%	退红	N/W	15米
限高	<=24米		E/S	6米
用地性质	工业			

如非工艺需要，不得建设单层厂房，厂房层数不低于3层，容积率不设上限。

[redacted] 天津空港物流加工区规划建设管理局 [redacted] 津空加挂2008-21号地块 [redacted]